Loans and Allowance for Credit Losses	12 Months Ended
Oct. 31, 2021
Text Block [Abstract]
Loans and Allowance for Credit Losses
Note 4: Loans and Allowance for Credit Losses
Loans
Loans are initially measured at fair value plus directly attributable costs, and are subsequently measured at amortized cost using the effective interest method where the cash flows of those loans represent solely payments of principal and interest, otherwise those loans are measured at FVTPL. Where the loans are held with the objective of both collecting contractual cash flows and selling the loans, and the cash flows represent solely payments of principal and interest, these loans are measured at FVOCI. The effective interest method allocates interest income over the expected term of the loan by applying the effective interest rate to the carrying amount of the loan. The effective interest rate is defined as the rate that exactly discounts estimated future cash receipts through the expected term of the loan to the net carrying amount of the loan. Under the effective interest method, the amount recognized in interest, dividend and fee income, loans, varies over the term of the loan based on the principal outstanding. The treatment of interest income for impaired loans is described below
.
Securities Borrowed or Purchased Under Resale Agreements
Securities borrowed or purchased under resale agreements represent the amounts we will receive as a result of our commitment to return or resell securities that we have borrowed or purchased, back to the original lender or seller, on a specified date at a specified price. We account for these instruments as if they were loans.

Lending Fees
Lending fees primarily arise in Personal and Commercial Banking and BMO Capital Markets. The accounting treatment for lending fees varies depending on the transaction. Some loan origination, restructuring and renegotiation fees are recorded as interest income over the term of the loan, while other lending fees are taken into income at the time of loan origination. Commitment fees are calculated as a percentage of the facility balance at the end of each period. The fees are recorded as interest income over the term of the loan, unless we believe the loan commitment will not be used. In the latter case, commitment fees are recorded as lending fees earned over the commitment period. Loan syndication fees are payable and included in lending fees at the time the syndication is completed, unless the yield on any loans we retain is less than that of other comparable lenders involved in the financing. In the latter case, an appropriate portion of the syndication fee is recorded as interest income over the term of the loan.
Impaired Loans
We classify a loan as impaired (Stage 3) when one or more loss events have occurred, such as bankruptcy, payment default or when collection of the full amount of principal and interest is no longer reasonably assured. Generally, consumer loans in both Canada and the U.S. are classified as impaired when payment is contractually 90 days past due, or one year past due for residential mortgages if guaranteed by the Government of Canada. Credit card loans are immediately written off when principal or interest payments are 180 days past due, and are not reported as impaired. In Canada, consumer instalment loans, other personal loans and some small business loans are normally written off when they are one year past due. In the U.S., all consumer loans are generally written off when they are 180 days past due, except for non-real
estate term loans, which are generally written off when they are 120 days past due. For the purpose of measuring the amount to be written off, the determination of the recoverable amount includes an estimate of future recoveries
.
Corporate and commercial loans are classified as impaired when we determine there is no longer reasonable assurance that principal or interest will be collected in their entirety on a timely basis. Generally, we consider corporate and commercial loans to be impaired when payments are 90 days past due. Corporate and commercial loans are written off following a review on an individual loan basis that confirms all reasonable recovery attempts have been exhausted.
A loan will be reclassified to performing status when we determine that there is reasonable assurance of full and timely repayment of interest and principal in accordance with the terms and conditions of the loan, and that none of the criteria for classification of the loan as impaired continues to apply.
Loans are in default when the borrower is unlikely to pay its credit obligations in full without recourse by the bank, such as realizing security, or when the borrower’s payments are more than 90 days past due (180 days for credit card loans). Overdrafts are considered to be past due once the customer has breached an advised limit or has been advised of a limit lower than currently outstanding or, in the case of retail overdrafts, has not brought the overdraft down to a $nil balance within a specified time period.
Once a loan is identified as impaired, we continue to recognize interest income based on the original effective interest rate on the loan amount net of its related allowance. In the periods following the recognition of impairment, adjustments to the allowance for these loans reflecting the time value of money are recognized as interest income. Interest income on impaired loans of $71 million was recognized for the year ended October 31, 2021 ($96 million in 2020 and $80 million in 2019).
During the year ended October 31, 2021, we recorded a net loss of $10 million before tax (loss of $46 million in 2020 and gain of $11 million in 2019) on the sale of impaired and written off loans.
Allowance for Credit Losses (ACL)
The allowance for credit losses recorded in our Consolidated Balance Sheet is maintained at a level that we consider adequate to absorb credit-related losses on our loans and other credit instruments. The allowance for credit losses amounted to $2,958 million as at October 31, 2021 ($3,814 million in 2020), of which $2,564 million ($3,303 million in 2020) was recorded in loans and $394 million ($511 million in 2020) was recorded in other liabilities in our Consolidated Balance Sheet.
Significant changes in the gross balances, including originations, maturities and repayments in the normal course of operations, impact the allowance for credit losses.
Allowance on Performing Loans
We maintain an allowance in order to cover impairment in the existing portfolio for loans that have not yet been individually identified as impaired. Our approach to establishing and maintaining the allowance on performing loans is based on the requirements of IFRS, considering guidelines issued by OSFI.
Under the IFRS 9 ECL methodology, an allowance is recorded for expected credit losses on financial assets regardless of whether there has been an actual impairment. We recognize a loss allowance at an amount generally equal to
12-month
expected credit losses, if the credit risk at the reporting date has not increased significantly since initial recognition (Stage 1). We will record expected credit losses over the remaining life of performing financial assets which are considered to have experienced a significant increase in credit risk (Stage 2).
The determination of a significant increase in credit risk takes into account many different factors and varies by product and risk segment. The bank’s methodology for determining significant increase in credit risk is based on the change in probability of default (PD) between origination and reporting date, assessed using probability-weighted scenarios as well as certain other criteria, such as
30-days
past due and watchlist status.
For each exposure, ECL is a function of PD, exposure at default (EAD) and loss given default (LGD), with the timing of the loss also considered, and is estimated by incorporating forward-looking economic information and through the use of experienced credit judgment to reflect factors not captured in ECL models.
PD represents the likelihood that a loan will not be repaid and will go into default in either a
12-month
horizon for Stage 1 or a lifetime horizon for Stage 2. PD for each individual instrument is modelled based on historical data and is estimated based on current market conditions and reasonable and supportable information about future economic conditions.
EAD is modelled based on historical data and represents an estimate of the amount of credit exposure outstanding at the time a default may occur. For off-balance
sheet and undrawn amounts, EAD includes an estimate of any further amounts to be drawn at the time of default.
LGD is the amount that may not be recovered in the event of default and is modelled based on historical data and reasonable and supportable information about future economic conditions, where appropriate. LGD takes into consideration the amount and quality of any collateral held.

We consider past events, current market conditions and reasonable supportable forward-looking information about future economic conditions in determining the amount of expected losses. In assessing information about possible future economic conditions, we utilize multiple economic scenarios, including our base case scenario, which in our view represents the most probable outcome, as well as benign and adverse scenarios, all of which are developed by our Economics group. Key economic variables used in the determination of the allowance for credit losses reflect the geographic diversity of our portfolios, where appropriate.
In considering the lifetime of a loan, the contractual period of the loan, including prepayment, extension and other options, is generally used. For revolving instruments, such as credit cards, which may not have a defined contractual period, the lifetime is based on historical behaviour.
Our ECL methodology also requires the use of experienced credit judgment to incorporate the estimated impact of factors that are not captured in the modelled ECL results. We applied experienced credit judgment to reflect the continuing impact of the uncertain environment on credit conditions and the economy as a result of the
COVID-19
pandemic.
Allowance on Impaired Loans
We maintain an allowance on individually identified impaired loans (Stage 3) of $498 million as at October 31, 2021 ($727 million as at October 31, 2020) on our gross impaired loans of $2,169 million as at October 31, 2021 ($3,638 million as at October 31, 2020), to reduce their carrying value to an expected recoverable amount of $1,671 million as at October 31, 2021 ($2,911 million as at October 31, 2020).
We review our loans on an ongoing basis to assess whether any loans should be classified as impaired and whether an allowance or write-off
should be recorded (excluding credit card loans, which are written off when principal or interest payments are 180 days past due). The review of individually significant problem loans is conducted at least quarterly by the account managers, each of whom assesses the ultimate collectability and estimated recoveries for a specific loan based on all events and conditions that are relevant to the loan. This assessment is then reviewed and approved by an independent credit officer.
Individually Significant Impaired Loans
To determine the amount we expect to recover from an individually significant impaired loan, we use the value of the estimated future cash flows discounted at the loan’s original effective interest rate. The determination of estimated future cash flows of a collateralized impaired loan reflects the expected realization of the underlying security, net of expected costs and any amounts legally required to be paid to the borrower. Security can vary by type of loan and may include cash, securities, real estate properties, accounts receivable, guarantees, inventory or other capital assets.
Individually Insignificant Impaired Loans
Residential mortgages and consumer instalment and other personal loans are individually insignificant and may be assessed individually or collectively for losses at the time of impairment, taking into account historical loss experience and expectations of future economic conditions.
Collectively assessed loans are grouped together by similar risk characteristics, such as type of instrument, geographic location, industry, type of collateral and term to maturity.
Loans: Credit Risk Exposure
The following table sets out our credit risk exposure for all loans carried at amortized cost, FVOCI or FVTPL as at October 31, 2021 and 2020.
Stage 1 represents those performing loans carried with up to a
12-month
expected credit loss, Stage 2 represents those performing loans carried with a lifetime expected credit loss, and Stage 3 represents those loans with a lifetime expected credit loss that are credit impaired.

(Canadian $ in millions)				2021				2020
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
Loans: Residential mortgages
Exceptionally low	4	–	–	4	1	–	–	1
Very low	94,566	179	–	94,745	79,295	429	–	79,724
Low	23,471	1,293	–	24,764	24,490	2,481	–	26,971
Medium	12,066	2,250	–	14,316	11,560	6,461	–	18,021
High	167	306	–	473	172	446	–	618
Not rated	1,051	46	–	1,097	1,132	148	–	1,280
Impaired	–	–	351	351	–	–	409	409
Gross residential mortgages	131,325	4,074	351	135,750	116,650	9,965	409	127,024
Allowance for credit losses	46	39	12	97	51	75	16	142
Carrying amount	131,279	4,035	339	135,653	116,599	9,890	393	126,882
Loans: Consumer instalment and other personal
Exceptionally low	1,487	37	–	1,524	1,550	31	–	1,581
Very low	30,672	8	–	30,680	26,645	37	–	26,682
Low	21,660	534	–	22,194	20,935	585	–	21,520
Medium	13,336	3,607	–	16,943	10,324	4,334	–	14,658
High	661	1,375	–	2,036	429	1,470	–	1,899
Not rated	3,450	50	–	3,500	3,372	96	–	3,468
Impaired	–	–	287	287	–	–	340	340
Gross consumer instalment and other personal	71,266	5,611	287	77,164	63,255	6,553	340	70,148
Allowance for credit losses	113	333	91	537	134	429	105	668
Carrying amount	71,153	5,278	196	76,627	63,121	6,124	235	69,480
Loans: Credit cards (1)
Exceptionally low	2,532	–	–	2,532	2,252	–	–	2,252
Very low	450	–	–	450	1,106	15	–	1,121
Low	1,801	66	–	1,867	899	148	–	1,047
Medium	1,743	663	–	2,406	1,611	899	–	2,510
High	75	287	–	362	58	377	–	435
Not rated	486	–	–	486	524	–	–	524
Impaired	–	–	–	–	–	–	–	–
Gross credit cards	7,087	1,016	–	8,103	6,450	1,439	–	7,889
Allowance for credit losses	67	209	–	276	61	272	–	333
Carrying amount	7,020	807	–	7,827	6,389	1,167	–	7,556
Loans: Business and government (2)
Acceptable
Investment grade	144,807	1,446	–	146,253	125,216	3,576	–	128,792
Sub-investment grade	85,375	14,534	–	99,909	88,745	30,108	–	118,853
Watchlist	–	6,137	–	6,137	–	8,621	–	8,621
Impaired	–	–	1,531	1,531	–	–	2,889	2,889
Gross business and government	230,182	22,117	1,531	253,830	213,961	42,305	2,889	259,155
Allowance for credit losses	529	730	395	1,654	510	1,044	606	2,160
Carrying amount	229,653	21,387	1,136	252,176	213,451	41,261	2,283	256,995
Gross total loans and acceptances	439,860	32,818	2,169	474,847	400,316	60,262	3,638	464,216
Net total loans and acceptances	439,105	31,507	1,671	472,283	399,560	58,442	2,911	460,913
Commitments and financial guarantee contracts
Acceptable
Investment grade	154,975	2,367	–	157,342	139,732	1,935	–	141,667
Sub-investment grade	46,827	8,164	–	54,991	44,443	20,421	–	64,864
Watchlist	–	2,453	–	2,453	–	4,861	–	4,861
Impaired	–	–	682	682	–	–	1,261	1,261
Allowance for credit losses	195	186	13	394	211	288	12	511
Carrying amount (3)(4)	201,607	12,798	669	215,074	183,964	26,929	1,249	212,142

(1)	Credit card loans are immediately written off when principal or interest payments are 180 days past due, and as a result are not reported as impaired in Stage 3.
(2)	Includes customers’ liability under acceptances.
(3)
Represents the total contractual amounts of undrawn credit facilities and other off-balance
sheet exposures, excluding personal lines of credit and credit cards that are unconditionally cancellable at our discretion.

(4)	Certain commercial borrower commitments are conditional and may include recourse to parties.
Certain comparative figures have been reclassified to conform with the current year’s presentation.

The f
ollowing table shows the continuity in the loss allowance, by product type, for the years ended October 31, 2021 and 2020. Transfers represent the amount of ECL that moved between stages during the year, for example, moving from a
12-month
(Stage 1) to a lifetime (Stage 2) ECL measurement basis. Net remeasurements represent the ECL impact due to transfers between stages, as well as changes in economic forecasts and credit quality. Model changes include new calculation models or methodologies.

(Canadian $ in millions)				2021				2020
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
Loans: Residential mortgages
Balance as at beginning of year	51	75	26	152	15	33	38	86
Transfer to Stage 1	62	(53)	(9)	–	25	(22)	(3)	–
Transfer to Stage 2	(4)	21	(17)	–	(3)	10	(7)	–
Transfer to Stage 3	–	(13)	13	–	–	(5)	5	–
Net remeasurement of loss allowance	(93)	24	29	(40)	6	70	22	98
Loan originations	38	–	–	38	14	–	–	14
Derecognitions and maturities	(7)	(12)	–	(19)	(3)	(6)	–	(9)
Model changes	–	–	–	–	(3)	(5)	–	(8)
Total Provision for Credit Losses (PCL) (1)	(4)	(33)	16	(21)	36	42	17	95
Write-offs (2)	–	–	(12)	(12)	–	–	(11)	(11)
Recoveries of previous write-offs	–	–	11	11	–	–	8	8
Foreign exchange and other	(1)	(2)	(22)	(25)	–	–	(26)	(26)
Balance as at end of year	46	40	19	105	51	75	26	152
Loans: Consumer instalment and other personal
Balance as at beginning of year	148	454	105	707	89	333	136	558
Transfer to Stage 1	297	(287)	(10)	–	189	(180)	(9)	–
Transfer to Stage 2	(30)	66	(36)	–	(25)	86	(61)	–
Transfer to Stage 3	(7)	(94)	101	–	(4)	(96)	100	–
Net remeasurement of loss allowance	(289)	247	103	61	(148)	315	196	363
Loan originations	86	–	–	86	49	–	–	49
Derecognitions and maturities	(27)	(49)	–	(76)	(18)	(38)	–	(56)
Model changes	(48)	26	–	(22)	16	33	–	49
Total PCL (1)	(18)	(91)	158	49	59	120	226	405
Write-offs (2)	–	–	(236)	(236)	–	–	(320)	(320)
Recoveries of previous write-offs	–	–	86	86	–	–	87	87
Foreign exchange and other	(2)	(6)	(22)	(30)	–	1	(24)	(23)
Balance as at end of year	128	357	91	576	148	454	105	707
Loans: Credit cards
Balance as at beginning of year	110	321	–	431	80	225	–	305
Transfer to Stage 1	194	(194)	–	–	152	(152)	–	–
Transfer to Stage 2	(28)	28	–	–	(32)	32	–	–
Transfer to Stage 3	(1)	(172)	173	–	(1)	(178)	179	–
Net remeasurement of loss allowance	(191)	292	21	122	(100)	429	82	411
Loan originations	39	–	–	39	18	–	–	18
Derecognitions and maturities	(7)	(29)	–	(36)	(6)	(25)	–	(31)
Model changes	–	–	–	–	(1)	(10)	–	(11)
Total PCL (1)	6	(75)	194	125	30	96	261	387
Write-offs (2)	–	–	(266)	(266)	–	–	(333)	(333)
Recoveries of previous write-offs	–	–	94	94	–	–	85	85
Foreign exchange and other	(2)	(1)	(22)	(25)	–	–	(13)	(13)
Balance as at end of year	114	245	–	359	110	321	–	431
Loans: Business and government
Balance as at beginning of year	658	1,258	608	2,524	338	496	311	1,145
Transfer to Stage 1	505	(496)	(9)	–	180	(172)	(8)	–
Transfer to Stage 2	(101)	172	(71)	–	(184)	195	(11)	–
Transfer to Stage 3	(2)	(97)	99	–	(8)	(285)	293	–
Net remeasurement of loss allowance	(549)	334	138	(77)	227	1,106	744	2,077
Loan originations	329	–	–	329	208	–	–	208
Derecognitions and maturities	(140)	(214)	–	(354)	(85)	(128)	–	(213)
Model changes	(5)	(19)	–	(24)	(30)	8	–	(22)
Total PCL (1)	37	(320)	157	(126)	308	724	1,018	2,050
Write-offs (2)	–	–	(336)	(336)	–	–	(716)	(716)
Recoveries of previous write-offs	–	–	42	42	–	–	72	72
Foreign exchange and other	(33)	(83)	(70)	(186)	12	38	(77)	(27)
Balance as at end of year	662	855	401	1,918	658	1,258	608	2,524
Total as at end of year	950	1,497	511	2,958	967	2,108	739	3,814
Comprised of: Loans	755	1,311	498	2,564	756	1,820	727	3,303
Other credit instruments (3)	195	186	13	394	211	288	12	511

(1)	Excludes PCL on other assets of $(7) million for the year ended October 31, 2021 ($16 million in 2020).
(2)
Generally, we continue to seek recovery on amounts that were written off during the year, unless the loan is sold, we no longer have the right to collect or we have exhausted all reasonable efforts to collect.

(3)	Other credit instruments, including off-balance sheet items, are recorded in other liabilities in our Consolidated Balance Sheet.
Loans and allowance for credit losses by geographic region as at October 31, 2021 and 2020 are as follows:

(Canadian $ in millions)	2021				2020
	Gross amount	Allowance for credit losses on impaired loans (2)	Allowance for credit losses on performing loans (3)	Net amount	Gross amount	Allowance for credit losses on impaired loans (2)	Allowance for credit losses on performing loans (3)	Net amount
By geographic region (1) :
Canada	299,905	345	1,143	298,417	276,975	303	1,323	275,349
United States	153,479	153	910	152,416	161,725	410	1,225	160,090
Other countries	7,442	–	13	7,429	12,023	14	28	11,981
Total	460,826	498	2,066	458,262	450,723	727	2,576	447,420

(1)	Geographic region is based upon the country of ultimate risk.
(2)	Excludes allowance for credit losses on impaired loans of $13 million for other credit instruments, which is included in other liabilities ($12 million as at October 31, 2020).
(3)	Excludes allowance for credit losses on performing loans of $381 million for other credit instruments, which is included in other liabilities ($499 million as at October 31, 2020).
Certain comparative figures have been reclassified to conform with the current year’s presentation.
Impaired (Stage 3) loans, including the related allowances, as at October 31, 2021 and 2020 are as follows:

(Canadian $ in millions)	2021			2020
	Gross impaired amount (3)	Allowance for credit losses on impaired loans (4)	Net impaired amount (3)	Gross impaired amount (3)	Allowance for credit losses on impaired loans (4)	Net impaired amount (3)
Residential mortgages	351	12	339	409	16	393
Consumer instalment and other personal	287	91	196	340	105	235
Business and government (1)	1,531	395	1,136	2,889	606	2,283

Total	2,169	498	1,671	3,638	727	2,911
By geographic region (2) :
Canada	1,195	345	850	1,343	303	1,040
United States	974	153	821	2,211	410	1,801
Other countries	–	–	–	84	14	70

Total	2,169	498	1,671	3,638	727	2,911

(1)	Includes customers’ liability under acceptances.
(2)	Geographic region is based upon the country of ultimate risk.
(3)	Gross impaired loans and net impaired loans exclude purchased credit impaired loans.
(4)	Excludes allowance for credit losses on impaired loans of $13 million for other credit instruments, which is included in other liabilities ($12 million as at October 31, 2020).
Loans Past Due Not Impaired
Loans that are past due but not classified as impaired are loans where our customers have failed to make payments when contractually due but for which we expect the full amount of principal and interest payments to be collected, or loans which are held at fair value. The following table presents loans that are past due but not classified as impaired as at October 31, 2021 and 2020. Loans less than 30 days past due are excluded as they are not generally representative of the borrowers’ ability to meet their payment obligations.

(Canadian $ in millions)	2021			2020
	30 to 89 days	90 days or more	Total	30 to 89 days	90 days or more	Total
Residential mortgages	404	14	418	543	43	586
Credit card, consumer instalment and other personal	279	59	338	345	65	410
Business and government	264	33	297	330	22	352

Total	947	106	1,053	1,218	130	1,348
Fully secured
loans with amounts between 90 and 180 days past due that we have not classified as impaired totalled $36 million and $53
 million as at October 31, 2021 and 2020, respectively.
ECL Sensitivity and Key Economic Variables
The allowance for performing loans is sensitive to changes in both economic forecasts and the probability-weight assigned to each forecast scenario. Many of the factors have a high degree of interdependency, although there is no single factor to which loan impairment allowances as a whole are sensitive.
As at October 31, 2021, our base case scenario depicts a stronger economic forecast in both Canada and the United States compared to the base case economic forecast as at October 31, 20
2
0, which depicted more moderate economic growth over the near-term projection period. If we assumed a 100% base case economic forecast and included the impact of loan migration by restaging, with other assumptions held constant including the application of experienced credit judgment, the allowance for performing loans would be approximately $1,725 million as at October 31, 2021 ($2,375 million a
s at October 31, 2020) compared to the reported allowance for performing loans of
$2,447 million ($3,075
million as at October 31, 2020).
As at October 31, 2021, our adverse case economic forecast depicts a contracting economy with annual average real GDP declining in both Canada and the United States. Despite adopting a more severe adverse scenario during fiscal 2021, the adverse case economic outlook as at October 31, 2020 depicted a more severe economic contraction in Canada and the United States compared with the adverse case as at October 31, 2021 due to the improvement in economic conditions year over year. If we assumed a 100% adverse economic forecast and included the impact of loan migration by restaging, with other assumptions held constant including the application of experienced credit judgment, the allowance for performing loans would be approximately $3,825 million as at October 31, 2021 ($4,875 million as at October 31, 2020) compared to the reported allowance for performing loans of
$2,447 million ($3,075
million as at October 31, 2020).

Actual results in a recession will differ as our portfolio will change through time due to migration, growth, risk mitigation actions and other factors. In addition, our allowance will reflect the three economic scenarios used in assessing the allowance, with weightings attached to adverse and benign scenarios often unequally weighted and the weightings will change through time.
The following table shows the key economic variables used to estimate the allowance on performing loans during the forecast period. The values shown represent the national annual average levels or growth rates for the next 12 months and subsequent 12 months following each reporting period for all scenarios. While the values disclosed below are national variables, we use regional variables in the underlying models and consider factors impacting particular industries where appropriate.

	As at October 31, 2021						As at October 31, 2020
All figures are average annual values	Benign scenario		Base scenario		Adverse scenario		Benign scenario		Base scenario		Adverse scenario
	First 12 m onths	Subsequent 12 m onths	First 12 m onths	Subsequent 12 m onths	First 12 m onths	Subsequent 12 m onths	First 12 m onths	Subsequent 12 m onths	First 12 m onths	Subsequent 12 m onths	First 12 m onths	Subsequent 12 m onths

Real GDP growth rates (1)
Canada	6.3%	5.5%	4.0%	3.9%	(2.7)%	(1.1)%	3.7%	6.4%	1.8%	4.2%	(4.4)%	(1.1)%
United States	7.1%	4.0%	4.8%	2.7%	(1.2)%	(1.1)%	1.6%	6.0%	(0.4)%	4.0%	(5.1)%	(1.2)%
Corporate BBB 10-year spread
Canada	1.4%	1.7%	1.8%	2.0%	3.6%	4.4%	1.8%	1.9%	2.2%	2.2%	3.6%	4.5%
United States	0.9%	1.1%	1.2%	1.5%	4.2%	4.5%	1.7%	1.7%	2.0%	2.0%	3.9%	4.1%
Unemployment rates
Canada	6.0%	4.9%	6.6%	5.7%	10.8%	12.7%	7.4%	6.1%	8.9%	7.5%	12.7%	13.9%
United States	4.2%	3.2%	4.7%	3.7%	8.5%	11.0%	6.4%	4.8%	8.0%	6.0%	11.5%	12.8%
Housing Price Index
Canada (2)	18.2%	10.2%	15.1%	5.2%	(6.4)%	(18.0)%	10.3%	7.7%	7.2%	2.8%	(1.2)%	(8.7)%

United States (3)	14.6%	6.7%	12.3%	4.3%	(6.1)%	(15.5)%	4.6%	4.5%	2.4%	2.1%	(2.4)%	(6.2)%

(1)	Real gross domestic product (GDP) and housing price index are four quarter averages of year-over-year growth rates.
(2)	In Canada, we use the HPI Benchmark Composite.
(3)	In the United States, we use the National Case-Shiller House Price Index.
The ECL approach requires the recognition of credit losses generally based on 12 months of expected losses for performing loans (Stage 1) and the recognition of lifetime expected losses on performing loans that have experienced a significant increase in credit risk since origination (Stage 2). Under our current probability-weighted scenarios, if all our performing loans were in Stage 1, our models would generate an allowance for performing loans of approximately $1,775 million compared to the reported allowance for performing loans of $2,447 million as at October 31, 2021 ($2,300 million compared to the reported allowance for performing loans of $3,075 million as at October 31, 2020).
Renegotiated Loans
From time to time we modify the contractual terms of a loan due to the poor financial condition of the borrower. We assess renegotiated loans for impairment consistent with our existing policies for impairment. When renegotiation leads to significant concessions being granted, and the concessions are for economic or legal reasons related to the borrower’s financial difficulty that we would not otherwise consider, the loan is classified as impaired. We consider one or a combination of the following to be significant concessions: (1) a reduction of the stated interest rate, (2) an extension of the maturity date or dates at a stated interest rate lower than the current market rate for a new loan with similar terms, or (3) forgiveness of principal or accrued interest.
Renegotiated loans remain in performing status if the modifications are not considered to be significant or are returned to performing status when none of the criteria for classification as impaired continues to apply.
The carrying value of loans with lifetime allowance for credit losses modified during the year ended October 31, 2021 was $37 million ($8,649 million in 2020, which included modifications for
COVID-19
payment deferrals of $8,485). Modified loans of $21 million ($49 million in 2020 and $36 million in 2019) were written off during the year ended October 31, 2021. As at October 31, 2021, $29 million ($1,469 million as at October 31, 2020) of loans previously modified saw their loss allowance during the year change from lifetime to
12-month
expected credit loss.
Foreclosed Assets
Property or other assets that we receive from borrowers to satisfy their loan commitments are classified as either held for own use or held for sale according to management’s intention, recorded initially at fair value for assets held for own use and at the lower of carrying value or fair value less costs to sell for any assets held for sale. Assets held for own use are subsequently accounted for in accordance with the relevant asset classification and assets held for sale are assessed for impairment.
During the year ended October 31, 2021, we foreclosed on impaired loans and received $27 million of real estate properties that we classified as held for sale ($44 million in 2020). As at October 31, 2021, real estate properties held for sale totalled $11 million ($27 million as at October 31, 2020). These properties are disposed of when considered appropriate.
Collateral
Collateral is used to manage credit risk related to securities borrowed or purchased under resale agreements, residential mortgages, consumer instalment and other personal loans, and business and government loans. Additional information on our collateral requirements is included in Notes 14 and 24, as well as in the blue-tinted font in the Enterprise-Wide Risk Management section of Management’s Discussion and Analysis within this report.